                              POLYNOUS GROWTH FUND

                                 ANNUAL REPORT

                                 July 31, 1999





             Polynous Capital Management, Inc., Investment Adviser
                                 (800) 924-3863

Dear Shareholder,

The Polynous Growth Fund's fiscal year ending July 31, 1999 continued to be a challenging period for investing in small-cap stocks. The Fund had negative absolute performance of 8.34 percent (-12.46 percent with full sales load) during the period. The Fund's relative performance also appeared to be unattractive during the period as well. The most widely used index for small-cap stocks, the Russell 2000 index, had total performance of 7.41 percent during our fiscal year.

A closer look into various segments within the Russell 2000 index does, however, suggest that the overall environment for investing in mainstream small-cap stocks was actually both very challenging and somewhat bizarre. The bizarre aspects are shown by the performance of the Russell 2000 stocks whose underlying companies had lost money in the four quarters prior to our fiscal year. The overall group comprising these paragons of unprofitable growth actually gained approximately 41 percent during the period. Such gains are certainly impressive but I do believe it would be an absurd and unacceptable investment strategy to state that one focuses only on unprofitable companies.

Another performance anomaly resulted from company size differences within the Russell 2000. Small-cap stocks traditionally have been those companies having a market value of less than $1 billion. To maintain our focus as a small-cap investor for our clients we also limit our investments to companies fitting the traditional definition of a small-cap stock. The Russell 2000 index is not as disciplined, however, and currently about 15 percent of the index is above $1 billion in market capitalization. These companies somehow had performance of approximately 59 percent during our fiscal year. If one had decided to stay disciplined, however, and only invest in Russell 2000 index companies with a market valuation of under $1 billion, then the aggregate return would have been approximately negative 11 percent. Although I am not trying to present any relative performance numbers that would actually make the Fund's performance in the last year look better, the Fund's performance was at least somewhat better than the average Russell 2000 stock that was under $1 billion in market capitalization.

It is probable, however, at this point that you are thinking "well, why don't the fine people at Polynous just invest in larger companies - and maybe even a few unprofitable ones too!" but such thoughts illustrate the challenges of investing. There is really no rational explanation for (or prior predictive ability to possibly exploit) a 70 percent performance difference between relatively similar companies. There could be some difference in possibly assuming that the larger Russell 2000 companies might be more successful companies or that it is easier to buy their stocks since the companies are larger, but the economic benefits of such differences would normally account for no more than a two to three percent performance difference at most in an efficient capital market.

The current investing environment does not appear to be "normal", however, and that does present a more unpredictable environment for someone such as ourselves who uses a very structured, controlled, and disciplined investment process. Our process does not allow us to invest broadly in companies that are losing money. Our process does not allow us to invest in companies at extreme valuations. The average valuation of the over $1 billion market capitalization stocks in the Russell 2000 was approximately 60-times earnings. Such extreme valuations are put in perspective when compared to the overall market price/earnings ratio currently of about 30-times earnings and the historical average price/earnings ratio of about 15-times earnings. In contrast, our current average price/earnings ratio is only 11-times earnings.

It would also be a natural question to ask: "what is wrong with the companies in the Fund if their price/earnings ratios are so inexpensive relative to the market and to more prominent stocks in the Russell 2000." This question unfortunately seems to also carry with it a conclusion that there must be something wrong and that appears to be part of the problem of trying to invest in mainstream small-cap growth companies. Everyday in our ongoing research we are of course asking the same question but the answer keeps coming back that there is not much that is wrong. While we are also as susceptible to making mistakes as anyone else, some fundamental information might be informative as to whether there is much that is wrong with our companies.

Statistically, the financial characteristics of the companies currently held in the Fund's portfolio are very similar to the historical financial characteristics seen in portfolios managed over a long period of time by myself. Almost all of the companies have positive cash flow. Aside from the companies that have seasonal borrowings within a year, approximately half of our companies typically have either no or minimal debt at the end of their fiscal years. As for the companies that have included debt as part of their capital structures, there are both strong cash flows and robust interest coverage ratios supporting the use of debt. The growth rates of our companies are also attractive and are in line with the historical average annual growth rates of companies in portfolios under my management of around 20 percent. So in summary, although fundamentals suggest that there is not much that is either wrong or different about the companies currently owned in our portfolios, the current inexpensive valuation of the portfolio still suggests that something is wrong.

You also may observe when looking through our holdings that there are no "dot.com" (Internet-related) stocks in our portfolio and wonder why we are missing one of the greatest investment booms ever. It is not ignorance, however, that is the cause of this possible omission as I actually have a fairly significant background in technology investing. Aside from having actively invested in technology stocks for over 20 years I also have real world work experience in both the semiconductor and software industries. From my experience, my observations about the Internet are as follows.

The Internet is undoubtedly the world's most efficient medium for disseminating information and effective medium for target marketing of an organization's products or services. The efficiency of the Internet, however, exposes one of the potentially fatal flaws for companies attempting to build a sustainable business model by interacting with its customers through the Internet. The Internet is so cost efficient to use that both competitive barriers to entry are extremely low and switching costs for customers are also very low.

Although the challenge for anyone trying to compete for customers through using the Internet is to somehow bring someone to their web-site, the cost of introducing a web presence is quite low. Ebay, which is the leading auction site on the Internet, and which currently has a market value of around $20 billion, had spent less than $6 million through the end of 1998 developing its auction site. If that is all it takes to produce a $20 billion market value, you can imagine all of the other potential competitors who might be willing to risk $6 million!

The switching costs for customers are also quite low. When comparison shopping in "bricks and mortar" retailers having real stores, it can be quite time consuming to physically go from store to store and eventually a customer might find it more efficient to just use one store with which they are familiar. On the Internet, however, after enjoying the fabulous book reviews and other features on the Amazon.com website, with just four or five mouse clicks, a potential customer can browse other sites looking for the best price.

One other note worthy to make about Amazon.com as well, however, is that the business models of "Internet" retailers also appear to be changing drastically to more resemble the "bricks and mortar" organizations that they claim they are going to put out of business. As recently as two years ago, Amazon claimed that it would never need more than a web site to conduct business and that all basic business functions could be outsourced to others. By early next year, however, the company will be operating approximately 5 million square feet of distribution center facilities around the country while also having the high fixed costs inherent in such facilities. The company's financial characteristics are also not as good as the typical company in our portfolios. At the end of its most recently reported quarter, Amazon had $300 million more in debt than in cash. Also, at the company's currently projected rate of operating losses through the year 2001, at the end of that period the company will have almost no cash while still having approximately $1.5 billion in debt.

The intent of this letter is not to ridicule Internet related stocks, however, but to highlight the real businesses and financial characteristics of our portfolio companies as a contrast to the potentially ephemeral business and financial characteristics of many current Internet stocks. Aside from the unpredictable eventual business models of current Internet high flyers, one other critical difference currently between such stocks and our stocks is what I would call the entertainment value of such stocks. I do have to admit that our stocks are not very sexy - they are typically just well-managed stable businesses with projected average growth rates of around 20 percent annually. They are not going to be highlighted on CNBC but therein lies another critical distinction that is worth making. Our firm is in the investment business - not the entertainment business--and our investment process focuses on companies with relatively low operating risk, above average growth rates, and below average valuations.

As a result, the companies in our portfolios will never be very high profile and their executives stay out of the limelight as they focus intensively on running their businesses as well as they can. Unfortunately, however, all the "entertaining" stocks, concepts, and "stories" in the market today have diverted attention from such real companies. Such lack of attention, in my opinion, is the only reason for our unprecedented low price/earnings ratio of only 11-times this year's projected earnings. As segments within stock markets also always eventually fluctuate both up and down through various cycles, I also believe strongly that market participants will again return to focusing on fundamentals and not just the entertainment value of stocks. If such events occur and if the Fund's portfolio returns to being valued at our historical average valuations of approximately 15-times earnings, then one can easily calculate the potential appreciation of the Fund from its currently depressed valuation levels.

I would now like to take the opportunity, however, to highlight some of our more prominent holdings to offer a view into the types of real companies in which we do invest.

Lifetime Hoan Corporation (3.31% of the Fund) has a prominent position in the housewares business with its strongly positioned brands such as Farberware, Hoffritz, and Revere. The company has the highest gross margins in its industry and its strong cash flows give the company a potential growth rate of around 15 percent. The company is currently selling for only 9-times our current year's earnings estimate.

Crossmann Communities (3.17% of the Fund) has had an historical growth rate of 35 percent as it has gained market share with its reasonably-priced entry-level single family homes. The company's new markets and very positive financial characteristics should enable its growth rate to average around 20 percent over the next few years. The company is currently selling for only 9-times our current year's earnings estimate.

Ocular Sciences (3.02% of the Fund) has grown 25 percent annually over the past few years as it has increased its market share in the weekly disposable contact lens business from zero to 16 percent. The company is now about to enter the daily disposable contact lens business and we believe the company's effective marketing programs and highly efficient business model positions the company well for similar market share potential in its new market segment. Although we believe the company can have a future annual growth rate of around 20 percent, the company is currently selling for only 13-times our current year's earnings estimate.

RCM Technologies (2.79% of the Fund) has used a very focused approach to build local market share in concentrated markets in the Information Technology staffing industry. As many other competitors have expanded wildly into many different geographic locations, the company has steadily gained market share through its excellent service and effective marketing. We believe the company can grow 20 percent annually by continuing such practices but the company's stock is currently selling for only 10-times our current year's earnings estimate.

RemedyTemp (2.72% of the Fund) is our hidden Internet play in that it supplies temporary staffing to a wide variety of rapidly growing companies. As e-commerce oriented companies slowly realize that they actually need people to operate basic business function such as shipping products to customers, RemedyTemp can rapidly provide contract work forces to fill their needs. We believe the company can grow at least 15 percent annually but the company's stock is currently selling for only 11-times our current year's earnings estimate.

Whitehall Jewellers (2.70% of the Fund) operates very focused, upscale oriented jewelry stores in regional malls. The company's effective business model is demonstrated by their sales per square foot being more than double industry average sales per square foot. The strong cash flows from such productive stores should allow the company to grow at annual rate of around 20 percent. The company's stock, however, is currently selling for only 14-times our current year's earnings estimate.

Meade Instruments (2.70% of the Fund) has over 40 percent of the telescope market in the U.S. and has produced sales growth of around 25 percent annually while gaining such market share. The company's substantial research and development expenditures relative to the rest of its competitors have resulted in a substantially higher rate of new product introductions over the past few years. We believe that these new products and anticipated additional new products will allow the company to continue to have a growth rate of around 20 percent annually. Although the company's stock has actually been one of our more successful positions, at current valuations the company is still selling for only 15-times our current year's earnings estimate.

Although there are also many other interesting companies to describe that we currently hold in our portfolios, in the interest of brevity I will stop my descriptions at this point. One feature of our Fund, however, which I believe is a first in the mutual fund industry, is that we post all of our current holdings on a monthly basis on our website. If you ever have any questions about any of our holdings, we look forward to having you find out how customer friendly we are by giving us a call.

In conclusion, although I am also disappointed by the recent results of our fundamentally driven research process, we still remain confident that fundamentals ultimately win out over themes, concepts, and stories. The very low current valuations of such fundamentally strong companies also suggests the potential for very attractive appreciation when the emphasis in overall stock market shifts back to being in the investment business rather than being in the entertainment business.

                                            Yours truly,
                                            /s/ Kevin L. Wenck
                                            Kevin L. Wenck
                                            President

Past performance is not indicative of future results. Share price and returns will fluctuate and when redeemed, shares may be worth more or less than their original investment. The one year returns for the Class A shares as of 6/30/99 was (18.64%) and since inception average annual return of 1.71%. Class A shares returns reflect a maximum sales load of 4.5%. Inception date of the Fund is 08/12/96. There are special risks associated with investing in small-cap stocks which may be subject to a higher degree of market risk than large-cap stocks due to market illiquidity. All individual stockholdings are as of 07/31/99. The Polynous Growth Fund is distributed by Polynous Seccurities,
LLC. This report is not authorized for distribution to prospective investors in the Fund unless preceded by or accompanied by a prospectus.
                                                                     - DFU 9/99

Polynous Growth Fund
Schedule of Investments                                          July 31, 1999
--------------------------------------------------------------------------------

                                                                       Market
 Shares                                                                 Value
 -------                                                             -----------

         COMMON STOCKS - 94.30%
         BASIC INDUSTRIES/MATERIALS - 1.94%
  26,100 Metals USA, Inc.*........................................   $   324,619
                                                                     -----------

         BUSINESS SERVICES - 15.43%
  29,200 Compass International Services Corp.*....................       251,850
  21,600 Group Maintenance America Corp.*.........................       292,950
 103,900 International Total Services, Inc.*......................       331,181
  11,500 Mail-Well, Inc.*.........................................       166,750
  33,400 RCM Technologies, Inc.*..................................       465,513
  25,400 RemedyTemp, Inc., Class A*...............................       454,025
  13,000 SCP Pool Corp.*..........................................       297,375
  31,900 Systemax, Inc.*..........................................       317,006
                                                                     -----------
                                                                       2,576,650
                                                                     -----------

         CAPITAL GOODS - 2.85%
  19,000 NCI Building Systems, Inc.*..............................       363,375
  14,000 OmniQuip International, Inc. ............................       112,438
                                                                     -----------
                                                                         475,813
                                                                     -----------

         CONSUMER DURABLES - 11.14%
  16,800 Champion Enterprises, Inc.*..............................       229,950
  16,800 Crossmann Communities, Inc.*.............................       529,200
  33,700 Guitar Center, Inc.*.....................................       406,506
  14,400 Keystone Automotive Industries, Inc.*....................       247,500
  24,000 Meade Instruments Corp.*.................................       447,000
                                                                     -----------
                                                                       1,860,156
                                                                     -----------

         CONSUMER NON-DURABLES - 6.36%
  13,500 Helen of Troy, Ltd.*.....................................       225,281
  59,800 Lifetime Hoan Corp. .....................................       553,150
  16,700 Nautica Enterprises, Inc.*...............................       283,900
                                                                     -----------
                                                                       1,062,331
                                                                     -----------

         CONSUMER SERVICES - 20.14%
  27,900 Central Garden & Pet Co.*................................       252,844
  10,000 Consolidated Graphics, Inc.*.............................       397,500
  40,700 The Finish Line, Inc., Class A*..........................       427,350
  32,100 Gerald Stevens, Inc.*....................................       343,069
  27,400 Jo-Ann Stores, Inc., Class A*............................       385,312
  49,300 Paul Harris Stores, Inc.*................................       305,044
  12,800 Pillowtex Corp. .........................................       200,800
   1,900 Sonic Corp.*.............................................        61,038
  56,700 Stein Mart, Inc.*........................................       377,409

                See accompanying notes to financial statements.

Polynous Growth Fund
Schedule of Investments - continued                              July 31, 1999
--------------------------------------------------------------------------------

                                                                      Market
 Shares                                                               Value
 -------                                                           ------------

         COMMON STOCKS - continued
         CONSUMER SERVICES - continued
  18,400 Whitehall Jewellers, Inc.*.............................   $    450,800
   3,700 Whole Foods Market, Inc.*..............................        162,800
                                                                   ------------
                                                                      3,363,966
                                                                   ------------

         ENERGY - 1.22%
  19,200 Varco International, Inc.*.............................        204,000
                                                                   ------------

         HEALTH CARE - 24.18%
  27,000 Alterra Healthcare Corp.*..............................        307,125
  70,100 Coast Dental Services, Inc.*...........................        319,831
  27,200 Concentra Managed Care, Inc.*..........................        431,800
  13,700 Cytyc Corp.*...........................................        337,362
  83,900 Healthcare Recoveries, Inc.*...........................        388,037
  19,400 Kendle International, Inc.*............................        291,000
  25,600 Ocular Sciences, Inc.*.................................        504,000
  27,900 PAREXEL International Corp.*...........................        306,900
  26,900 Prime Medical Services, Inc.*..........................        205,113
 101,100 ProMedCo Management Co.*...............................        312,778
  20,600 RehabCare Group, Inc.*.................................        431,313
  17,800 Women First HealthCare, Inc.*..........................        202,475
                                                                   ------------
                                                                      4,037,734
                                                                   ------------

         TECHNOLOGY - 8.93%
  13,400 Complete Business Solutions, Inc.*.....................        254,600
  25,600 InaCom Corp.*..........................................        355,200
  29,900 Melita International Corp.*............................        343,850
  34,200 Princeton Video Image, Inc.*...........................        158,175
  25,600 Richardson Electronics, Ltd. ..........................        177,600
   5,900 Visio Corp.*...........................................        202,075
                                                                   ------------
                                                                      1,491,500
                                                                   ------------

         TRANSPORTATION - 2.11%
  45,200 Motor Cargo Industries, Inc.*..........................        353,125
                                                                   ------------
         Total Common Stocks (Cost $17,485,451).................     15,749,894
                                                                   ------------

         Total Investments (Cost $17,485,451**) - 94.30%........     15,749,894
         Other Assets, Less Other Liabilities - 5.70%...........        952,117
                                                                   ------------
         NET ASSETS - 100.00%...................................   $ 16,702,011
                                                                   ============

* Non-income producing security
** Cost for Federal income tax purposes is $17,619,900, and net unrealized depreciation consists of:
         Gross unrealized appreciation..........................   $  1,586,564
         Gross unrealized depreciation..........................     (3,322,121)
                                                                   ------------
         Net unrealized depreciation............................   $ (1,735,557)
                                                                   ============


                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Assets and Liabilities                              July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments at market value (Cost $17,485,451) (Note 1).........  $ 15,749,894
 Cash............................................................     1,265,870
 Receivables:
 Investment securities sold......................................       153,595
 Capital stock sold..............................................         4,775
 Dividends and interest..........................................         5,931
 Deferred organization costs (Note 1)............................        30,532
 Other assets....................................................         4,478
                                                                   ------------
   TOTAL ASSETS..................................................    17,215,075
                                                                   ------------
LIABILITIES:
 Payables:
 Investment securities purchased.................................       434,736
 Capital stock redeemed..........................................         5,480
 Due to Adviser..................................................        10,563
 Accrued expenses................................................        58,631
 Accrued distribution expense....................................         3,654
                                                                   ------------
   TOTAL LIABILITIES.............................................       513,064
                                                                   ------------
NET ASSETS:
 Applicable to 1,547,634 shares; unlimited number of shares of beneficial interest authorized with no par value...............  $ 16,702,011
                                                                   ============
 Net asset value and redemption price ($16,702,011 / 1,547,634
  shares)........................................................  $      10.79
                                                                   ============
 Offering price per share ($10.79/0.9550)........................  $      11.30
                                                                   ============
NET ASSETS CONSIST OF:
 Paid-in capital.................................................  $ 20,902,124
 Accumulated net realized loss on investments....................    (2,464,556)
 Net unrealized depreciation on investments......................    (1,735,557)
                                                                   ------------
   NET ASSETS....................................................  $ 16,702,011
                                                                   ============


                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Operations
--------------------------------------------------------------------------------

                                                                  For the Year
                                                                      Ended
                                                                  July 31, 1999
INVESTMENT INCOME:                                                -------------
 Dividends......................................................  $     29,451
 Interest.......................................................        63,961
                                                                  ------------
   TOTAL INCOME.................................................        93,412
                                                                  ------------
EXPENSES:
 Investment advisory fees (Note 3)..............................       193,972
 Distribution expense (Note 3)..................................        48,493
 Administration fees............................................        47,584
 Professional fees..............................................        43,036
 Transfer agent fees............................................        40,686
 Accounting fees................................................        24,199
 Registration fees..............................................        22,049
 Custodian fees.................................................        16,930
 Amortization of organization costs (Note 1)....................        14,987
 Insurance expense..............................................         6,869
 Printing expense...............................................         5,061
 Trustees' fees.................................................         4,000
 Miscellaneous fees.............................................           802
                                                                  ------------
   TOTAL EXPENSES...............................................       468,668
   Expenses waived by Adviser (Note 3)..........................      (100,122)
                                                                  ------------
   NET EXPENSES.................................................       368,546
                                                                  ------------
NET INVESTMENT LOSS.............................................      (275,134)
                                                                  ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized loss on investments...............................    (2,454,384)
 Net change in unrealized appreciation (depreciation) on
  investments...................................................        63,426
                                                                  ------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS..............    (2,390,958)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $ (2,666,092)
                                                                  ============

                See accompanying notes to financial statements.

Polynous Growth Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     For the Year   For the Year
                                                         Ended          Ended
                                                     July 31, 1999  July 31, 1998
OPERATIONS:                                          -------------  -------------
 Net investment loss...............................  $   (275,134)  $   (282,690)
 Net realized gain (loss) on investments...........    (2,454,384)     3,371,252
 Net realized gain on option contracts written.....             0          5,946
 Net realized gain on in-kind redemption...........             0         81,276
 Net change in unrealized
  appreciation/(depreciation) on investments.......        63,426     (4,261,443)
                                                     ------------   ------------
 Net decrease in net assets resulting from
  operations.......................................    (2,666,092)    (1,085,659)
                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.............................             0     (1,505,415)
 Net capital gains.................................    (1,405,281)      (810,949)
                                                     ------------   ------------
 Total distributions...............................    (1,405,281)    (2,316,364)
                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold.........................     1,681,967     12,377,540
 Reinvestment of dividends.........................     1,259,373      2,048,552
 Cost of shares redeemed...........................    (9,291,839)    (6,409,241)
                                                     ------------   ------------
 Increase (decrease) in net assets derived from
  capital share transactions (a)...................    (6,350,499)     8,016,851
                                                     ------------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS.........   (10,421,872)     4,614,828
                                                     ------------   ------------
NET ASSETS:
 Beginning of year.................................    27,123,883     22,509,055
                                                     ------------   ------------
 End of year.......................................  $ 16,702,011   $ 27,123,883
                                                     ============   ============
 (a)Transactions in capital stock were:
  Shares sold......................................       155,836        826,466
  Shares issued through reinvestment of dividends..       132,010        153,680
  Shares redeemed..................................      (850,444)      (437,986)
                                                     ------------   ------------
 Increase (decrease) in shares outstanding.........      (562,598)       542,160
                                                     ============   ============

                See accompanying notes to financial statements.

Polynous Growth Fund
Financial Highlights
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                For the Period
                                 For the Year  For the Year    August 12, 1996*
                                     Ended         Ended           through
                                 July 31, 1999 July 31, 1998    July 31, 1997
                                 ------------- -------------   ----------------
Net asset value, beginning of
 period........................    $  12.85      $  14.35          $  12.00
                                   --------      --------          --------
 Income from investment
  operations:
 Net investment income (loss)..       (0.18)        (0.21)             0.96
 Net realized and unrealized
  gain (loss) on investments...       (1.01)         0.07              1.41
                                   --------      --------          --------
  Total from investment
   operations..................       (1.19)        (0.14)             2.37
                                   --------      --------          --------
 Less distributions from:
 Net investment income.........        0.00         (0.88)             0.00
 Net capital gains.............       (0.87)        (0.48)            (0.02)
                                   --------      --------          --------
  Total distributions..........       (0.87)        (1.36)            (0.02)
                                   --------      --------          --------
Net asset value, end of
 period........................    $  10.79      $  12.85          $  14.35
                                   ========      ========          ========
Total return+..................      (8.34%)       (1.33%)           20.53% /1/
Ratios/Supplemental Data
 Net assets, end of period (in
  000s)........................    $ 16,702      $ 27,124          $ 22,509
 Ratio of expenses to average
  net assets:
 Before expense reimbursement..       2.41%         2.19%             2.73% /1/
 After expense reimbursement...       1.90%         1.99% /2/         2.00% /1/
 Ratio of net investment income
  to average net assets:
 Before expense reimbursement..      (1.93%)       (1.22%)            9.44% /1/
 After expense reimbursement...      (1.42%)       (1.02%)           10.17% /1/
 Portfolio turnover rate.......     102.53%       140.15%           925.07%

* Commencement of investment operations.
+ Total return calculation does not reflect sales load.
/1/Annualized.
/2/Reflects the reduction of the Operating Expense Ratio to 1.90% from 2.00% on June 22, 1998.

                See accompanying notes to financial statements.

Polynous Growth Fund
Notes to Financial Statements                                     July 31, 1999
-------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies
Polynous Trust (the "Trust") is organized as a Delaware business trust pursuant to a Trust Agreement dated April 10, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund is organized to offer separate classes of shares and currently offers one class (Class A). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. Investment Income and Securities Transactions. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

C. Organization Costs. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

D. Federal Income Taxes. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Distributions to Shareholders. The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Purchases and Sales of Securities
Purchases and sales of securities, other than short-term investments, totaled $18,530,135 and $26,350,483 respectively, for the year ended July 31, 1999.

Note 3 - Investment Management Fee and Other Transactions with Affiliates Polynous Capital Management, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Adviser an annual fee of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive its fees to the extent total annualized fund operating expenses, inclusive of distribution expenses, exceed

Polynous Growth Fund
Notes to Financial Statements - continued                         July 31, 1999
-------------------------------------------------------------------------------

1.90% of the Fund's average daily net assets. For the year ended July 31, 1999, advisory fees of $193,972 were paid to the Adviser and the Adviser reimbursed the Fund $100,122. The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its Class A shares. Effective July 1, 1999, the Plan provides that the Fund will reimburse Polynous Securities, LLC (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets attributable to its Class A shares. FPS Broker Services, Inc. acted as the Fund's sole underwriter and distributor until December 31, 1998. For the year ended July 31, 1999, the Fund reimbursed the Distributor and FPS Broker Services, Inc. $30,980 and $17,513, respectively, for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser and the Distributor. All officers serve without direct compensation from the Fund.

Note 4 - Capital Loss Carryforward
At July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,330,107, expiring in 2007. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

Polynous Growth Fund
Illustration of $10,000 Investment
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Polynous Growth Fund with the performance of the Russell 2000 Index. The values and returns for Polynous Growth Fund include reinvested dividends, and the impact of the maximum sales charge placed on purchases.

[GRAPH APPEARS HERE]
------------------------------
Average Annual Total Return
for the period ending 7/31/99:
Since Inception......1.16%
1 Year.............(12.46%)
------------------------------
                       POLYNOUS GROWTH FUND          RUSSELL 2000 INDEX
 8/12/96                     $ 9,550                       $10,000
10/31/96                       9,693                        10,445
 1/31/97                      10,348                        11,384
 4/30/97                       9,806                        10,613
 7/31/97                      11,441                        12,871
10/31/97                      12,294                        13,509
 1/31/98                      11,947                        13,441
 4/30/98                      13,898                        15,113
 7/31/98                      11,289                        13,169
 8/31/98                       8,908                        10,639
 9/30/98                       9,075                        11,642
10/31/98                       9,259                        12,026
11/30/98                      10,085                        13,260
12/31/98                      10,533                        14,469
 1/31/99                      10,278                        14,685
 2/28/99                       9,549                        13,617
 3/31/99                       9,264                        13,406
 4/30/99                       9,820                        13,952
 5/31/99                      10,376                        14,458
 6/30/99                      10,501                        15,465
 7/31/99                      10,347                        15,497
          Past Performance is not indicative of future results

Net asset value, investment return, and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class A shares.

Important Tax Information
--------------------------------------------------------------------------------

Dear Shareholder:

Of the ordinary income distributions paid by the Fund on April 6, 1999, 10.18% qualify for the dividends received deduction for corporations. Additionally, the Fund distributed long-term capital gains of $0.4152 per share on April 6, 1999.

                                         POLYNOUS GROWTH FUND

Polynous Growth Fund
Independent Auditors' Report
-------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Polynous Growth Fund
(a series of Polynous Trust):

We have audited the accompanying statement of assets and liabilities of Polynous Growth Fund (the "Fund"), including the schedule of investments, as of July 31, 1999, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polynous Growth Fund as of July 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
September 3, 1999

          Board of Trustees                             Officers


           Kevin L. Wenck                            Kevin L. Wenck


         Richard H. Kimball                         Erin Fry Sinclair


           Ronald H. Kase


         Investment Adviser                       Shareholder Services


  Polynous Capital Management, Inc.        First Data Investor Services Group,
  345 California Street, Suite 1220                       Inc.
       San Francisco, CA 94104                    211 South Gulph Road
           (800) 924-3863                       King of Prussia, PA 19406
           (415) 956-3384                            (800) 528-8069
                                                     (610) 239-4600


             Underwriter
                                                      Legal Counsel


      Polynous Securities, LLC
  345 California Street, Suite 1220         Paul, Hastings, Janofsky & Walker
       San Francisco, CA 94104                             LLP
                                                  345 California Street

              Custodian                          San Francisco, CA 94104


        The Bank of New York                      Independent Auditors

           48 Wall Street
         New York, NY 10286                       Deloitte & Touche LLP

                                                    50 Fremont Street
          For Additional Information about Polynous Growth Fund call:
                                (800) 924-3863   San Francisco, CA 94105
                                (415) 956-3384
              or access our internet web site at www.polynous.com

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.